EXHIBIT 23(a)

             CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference of our report dated February 15, 1995, which appears on page 53 of Turner Broadcasting System, Inc.'s 1994 Annual Report to Shareholders, which is incorporated by reference in Turner Broadcasting System, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1994 and which report has been incorporated by reference in the Current Report on Form 8-K of Time Warner Inc. dated September 22, 1995, in each of the following:

          1.   Post-Effective Amendment No. 2 to
               Registration Statements No. 33-11031 and No.
               2-76763 on Form S-8;

          2.   Post-Effective Amendment No. 4 on Form S-3 to
               Registration Statement No. 2-75960 on Form
               S-16 and Post-Effective Amendment No. 1 on
               Form S-3 to Registration Statement No.
               33-58262 on Form S-3;

          3.   Registration Statements No. 33-20883 and No.
               33-35945 on Form S-8;

          4.   Post-Effective Amendment No. 8 to
               Registration Statements No. 2-62477 and No.
               2-67216 on Form S-8;

          5.   Registration Statements No. 33-37929 and No.
               33-47152 on Form S-8;

          6.   Post-Effective Amendment No. 2 to
               Registration Statement No. 33-16507 on Form
               S-8 and Registration Statement No. 33-48381 on Form S-8;

          7.   Post-Effective Amendment No. 1 to
               Registration Statement No. 33-29247 on Form
               S-8;

          8.   Registration Statement No. 33-33076 (the
               Prospectus constituting a part thereof also applies to Registration Statements No.
               33-29029 and No. 33-29030) on Form S-8;

          9.   Amendment No. 1 to Registration Statement No.
               33-33043 on Form S-8 and Registration
               Statement No. 33-51471 on Form S-8;



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         10.   Pre-Effective Amendment No. 1 to Registration
               Statement No. 33-29031 on Form S-3;

         11.   Registration Statement No. 33-35317 on Form
               S-8;

         12.   Registration Statements No. 33-40859 and No.
               33-48382 on Form S-8;

         13.   Registration Statement No. 33-47151 on Form
               S-8;

         14.   Post-Effective Amendment No. 1 on Form S-8 to
               Registration Statement No. 33-47705 on Form
               S-4;

         15.   Registration Statements No. 33-62774 and No.
               33-51015 on Form S-8;

         16.   Registration Statement No. 33-57812 on Form
               S-3;

         17.   Post-Effective Amendment No. 1 to
               Registration Statement No. 33-50237 on Form
               S-3;

         18.   Registration Statement No. 33-53213 on Form
               S-8 and Post-Effective Amendment No. 1 to
               Registration Statement No. 33-57667 on Form
               S-8;

         19.   Registration Statement No. 33-61497 on Form
               S-8.




PRICE WATERHOUSE LLP

Atlanta, Georgia
October 2, 1995